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                                                                   EXHIBIT 10.89



                       COMMON STOCK PURCHASE AGREEMENT



     This Common Stock Purchase Agreement (this "Agreement") is made as of November 14, 1997 between INCO HOMES CORPORATION, a Delaware corporation (the "Company"), and THOMAS HANTGES, an individual ("Hantges"), and JOSEPH D. MILANOWSKI, an individual ("Milanowski") (collectively, the "Purchaser").

                                    RECITALS
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     A.  The Company desires to sell, and the Purchaser desires to purchase, shares of the Company's common stock on the terms and conditions contained in this Agreement.

                                   AGREEMENT
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     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Sale and Issuance of Stock..  The Company shall sell to the Purchaser,
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and the Purchaser shall purchase from the Company, Two Hundred Four Thousand One
Hundred Twenty-Two (204,122) shares of common stock of the Company (the "Shares"), on the terms and conditions contained herein. One Hundred Thirty-Six Thousand Seven Hundred Sixty-Two (136,762) Shares shall be purchased by Hantges and Sixty-Seven Thousand Three Hundred Sixty (67,360) Shares shall be purchased by Milanowski.

     2.  Purchase Consideration.  The consideration to be given by the Purchaser
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for the Shares is as follows: (i) payment to the Company of the sum of One
Hundred Thousand Dollars ($100,000), (ii) amending the terms of the Note (as hereafter defined) such that the principal balance of the Note shall be reduced by $200,000, and (iii) providing consulting services to the Company in connection with the restructuring of a loan owing by the Company to City National Bank. The "Note" means that certain Promissory Note in the original principal amount of $347,500 dated September 22, 1997 given by the Company, as maker, in favor of Thomas Hantges, as to an undivided 67% interest, and Joe Milanowski, as to an undivided 33% interest.

     3.  Closing.  The closing of this transaction ("Closing") shall occur when
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all of the conditions precedent are satisfied or waived in writing by the party benefiting form such condition precedent. The conditions precedent shall occur a time and in a manner mutually agreeable to the Company and Purchaser:

     (a) The Company shall have delivered to the Purchaser the following:

         (i) A Certificate of Secretary and corporate resolutions authorizing the transaction contemplated in this Agreement.

         (ii) A Certificate of Good Standing for the Company issued by the Delaware Secretary of State.

         (iii) A Certificate of Status - Foreign Corporation for the Company issued by the California Secretary of State.

         (iv) Share certificates in the name of Hantges and Milanowski, respectively, or their nominees, evidencing the issuance of the Shares to each person in the amounts described in Paragraph 2 above.

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         (v)   An executed copy of an Amendment to Promissory Note in the form of Exhibit A attached hereto.
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         (vi)  A certificate from an officer of the Company re-affirming that all of the representations and warranties made by the Company in this Agreement are true and correct on the Closing date.

     (b) The Purchaser shall have delivered to the Company the following:

         (i)   The sum of One Hundred Thousand Dollars ($100,000).

         (ii) An executed copy of an Amendment to Promissory Note in the form of Exhibit A attached hereto.
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     When the Closing occurs, the Company shall simultaneously record in its stock register the issuance of the Shares to the Purchaser and shall provide a written acknowledgment of such recordation to the Purchaser.

     4.  Representations and Warranties.
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         The Company hereby represents and warrants to the Purchaser that the following is true and correct as of the date hereof and shall remain true and correct as of the Closing:

     (a) The Company:

         (i) is a corporation duly organized, validly existing and authorized to exercise all its corporate powers, rights and privileges.

         (ii) is not currently in good standing in the State of Delaware; however, the Company has not been suspended by the Delaware Secretary of State and its failure to be in good standing in the State of Delaware does not affect the enforceability of this Agreement or the Company's power and right to issue the Shares;

         (iii) is qualified as a foreign corporation in the state of California; and

         (iv) has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted.

     (b) The Company has two classes of shares outstanding, consisting of shares of common stock and shares of preferred stock. Immediately prior to the Closing, the authorized capital stock of the Company is 20,000,000 shares of common stock and 1,000,000 shares of preferred stock. _______________ shares of common stock are duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid, nonassessable and outstanding. No shares of preferred stock have been issued and are outstanding.

         The Company has also issued warrants that allow the holders thereof to purchase 200,000 shares of common stock of the Company and has adopted a stock option/stock issuance plan for an additional 100,000 shares of common stock.

         The foregoing represent all the shares of stock that are outstanding or for which commitments have been given to issue shares of stock in the Company.

         (c) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement

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and for the issuance and delivery of the Shares has been taken, and this
Agreement constitutes legally binding valid obligations of the Company enforceable in accordance with its terms.

          (d) The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and nonassessable.

          (e) The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any formation and organizational document of the Company including, without limitation, the Company's articles and bylaws, as the same have been amended or otherwise modified ("Articles" and "Bylaws"); (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or, to the best of the Company's knowledge, (iv) any statute, rule or governmental regulation applicable to the Company.

          (f) There is no action, proceeding or investigation pending or threatened that questions the validity of this Agreement or the right of the Company to enter into this Agreement. There is no judgment, decree or order of any court in effect against the Company, and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company presently intends to initiate.

          (g) The Company is not in violation of any term or provision of its Articles or Bylaws, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment to which it is a party or by which it is bound, or to the best of its knowledge any statute, rule, regulation, decree or order applicable to the Company.

          (h) The representations and warranties of the Company contained in this Agreement and other documents delivered to the Purchaser at or before the Closing in connection herewith, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

          (i) There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind, to any shareholder.

          (j) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except such filings as have been made before the Closing, and except for any notices of sale required to be filed with the Securities and Exchange Commission ("SEC") under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable time periods therefor.

          5.  Covenants.
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          (a) The Company shall, at its sole cost and expense, cause the Shares to be registered with the Securities and Exchange Commission the next time following the date hereof that it seeks to register any debt or equity offering or other shares of common or preferred stock of the Company with the SEC. Additionally, either Purchaser may elect to cause the Company to register with the SEC, on written demand by the Purchaser, the Shares held by it or its nominee, which registration efforts shall be commenced by the Company immediately upon receipt of such written demand and shall thereafter be prosecuted to completion, all at the Company's sole cost and expense.

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          (b) The Company shall take such further actions and sign such additional documents as may be needed to effectuate the provisions of this Agreement.

          (c) If the Shares become registered pursuant to Paragraph 5(a) above or should the Shares become transferable under federal securities laws even without registration (e.g., as allowed under Rule 144), then the Company agrees that it shall, on written demand by the Purchaser, cause the Shares to be listed on the NASDAQ or other exchange on which the Company's common stock is then trading, which which listing efforts shall be commenced by the Company immediately upon receipt of such written demand and shall thereafter be prosecuted to completion, all at the Company's sole cost and expense.

          6.  Entire Agreement.  This Agreement constitutes the entire contract
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between the Company and the Purchasers relating to the subject matter hereof, and supersedes all prior oral and written agreements, communications and understandings between the parties with respect to such matters.

          7.  Governing Law.  This Agreement shall be governed by and construed
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in accordance with the laws of the State of California, excluding the choice of law provisions.

          8.  Counterparts.  This Agreement may be executed in two (2) or more
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counterparts (including facsimile copies thereof), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.  Binding Effect; Assignment.  This Agreement shall be binding upon
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and inure to the benefit of the parties and their respective successors and legal representatives. Either Purchaser may assign its rights hereunder or use a nominee to take title to the Shares without obtaining the Company's consent.

          10. Notices.  All notices or other communications hereunder shall be
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in writing and shall be mailed, certified or registered mail, return receipt requested, or shall be sent by messenger or by electronic transmission, to the following addresses:

          IF TO THE COMPANY:       Inco Homes Corporation
                                   1282 West Arrow Highway
                                   Upland, California 91786
                                   Fax:  (909) 982-9784

          IF TO PURCHASER: c/o USA Commercial Mortgage Company
                                   3900 Paradise Road, Suite 263
                                   Las Vegas, California 89109
                                   Fax:  (702) 734-0163

or such other addresses as the parties may specify in writing to the other parties. Notices sent by overnight mail or courier, personal delivery or facsimile shall be deemed received when sent and notices sent by mail shall be deemed received three (3) days after the date on which they were deposited in the United States Mail.

          11. Waivers and Amendments.  This Agreement may be amended,
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superseded,  cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument duly executed by all the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          12. Construction.  The normal rule of construction to the effect that
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any ambiguities are to be resolved against the drafting party shall not be employed in the construction or the interpretation of this Agreement or any amendments hereto.

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          13. Severability.    The illegality, unenforceability or invalidity
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of any one or more covenants, phrases, clauses, sentences or sections of this
Agreement, as determined by a court of competent jurisdiction or arbitration, shall not affect the remaining portions of this Agreement, or any part thereof; and if any provision, section or subsection of this Agreement is adjudged by any court or arbitration to be void or unenforceable in whole or in part, such provision, section or subsection, or portion thereof, shall be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent or, if it cannot be so amended without materially altering the intention of the parties as expressed herein, it shall be stricken and the remainder of this Agreement shall continue in full force and effect.

          14. Attorneys' Fees.  If any party brings an action to enforce the
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terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his or its reasonable attorneys' fees and costs to be paid by the losing party.

          15. Specific Performance.  The parties hereto agree and acknowledge
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that damages would be inadequate to compensate the non-breaching parties for the breach of this Agreement by any party hereto. Accordingly, the parties hereto agree that in addition to any other relief to which the non-breaching parties shall be entitled, such parties shall be entitled to specific performance of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          COMPANY:              INCO HOMES CORPORATION,
                                a Delaware corporation


                                By: _______________________
                                   Ira C. Norris
                                   President


          PURCHASER:            __________________________
                                THOMAS HANTGES



                                ___________________________
                                JOSEPH D. MILANOWSKI


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